Exhibit 99.2

Condensed Consolidated Interim Financial Statements

(Expressed in U.S. dollars)

Renin Corp.

Nine months ended September 30, 2013 and 2012

(Unaudited)

RENIN CORP.

Condensed Consolidated Interim Balance Sheets

(Expressed in thousands of U.S. dollars)

	September 30,	December 31,
	2013	2012
	(Unaudited)
Assets

Current assets:
Cash and cash equivalents	$1,045	$1,867
Trade accounts receivable, less allowance for
doubtful accounts of $139 (2012 - $203)	9,261	8,661
Inventories, net (note 3)	8,702	10,507
Prepaid expenses and other deposits	812	756
	19,820	21,791

Property, plant and equipment, net	598	781

Intangible assets	2,695	3,051

Total assets	$23,113	$25,623

Liabilities and Stockholders' Deficiency

Current liabilities:
Accounts payable	$6,405	$6,882
Accrued expenses	3,447	2,972
Operating loan (note 4)	6,684	8,278
Term loan (note 5)	2,591	2,684
Current portion of capital lease obligations	21	22
	19,148	20,838

Deferred gain on sale leaseback	590	815
Long-term debt (note 6)	85,588	74,163
Capital lease obligations	60	78

Total liabilities	105,386	95,894

Redeemable preferred stock (note 7)	12,396	12,396

Stockholders' deficiency:
Capital stock	65,940	65,940
Accumulated other comprehensive income	2,525	636
Deficit	(163,134)	(149,243)
Total stockholders' deficiency	(94,669)	(82,667)

Going concern (note 2(a))
Contingencies and commitments (note 9)
Guarantee (note 10)
Subsequent events (note 12)

Total liabilities and stockholders' deficiency	$23,113	$25,623

See accompanying notes to condensed consolidated interim financial statements.

RENIN CORP.

Condensed Consolidated Interim Statements of Operations and Comprehensive Loss

(Expressed in thousands of U.S. dollars)

Nine months ended September 30, 2013 and 2012

(Unaudited)

	2013	2012

Sales	$51,204	$ 57,993

Cost of sales	38,247	41,082

Gross margin	12,957	16,911

Selling, general and administrative expenses	12,702	15,948

Income before the undernoted	255	963

Interest expense	11,919	9,809

Foreign exchange loss (gain)	2,227	(1,827)

Loss before income taxes	(13,891)	(7,019)

Income taxes	-	-

Net loss for the period	(13,891)	(7,019)

Foreign currency translation adjustment	1,889	(1,449)

Total comprehensive loss	$(12,002)	$ (8,468)

See accompanying notes to condensed consolidated interim financial statements.

RENIN CORP.

Condensed Consolidated Interim Statements of Stockholders' Deficiency

(Expressed in thousands of U.S. dollars)

Nine months ended September 30, 2013

(Unaudited)

						Accumulated
	Class A		Class B		Total	other
	Common Shares		Common Shares		capital	comprehensive
	Number	Amount	Number	Amount	stock	income	Deficit	Total

Balance,
December 31,
2012	510,691	$38,256	489,309	$27,684	$65,940	$636	$(149,243)	$ (82,667)
Cumulative
translation
adjustment	-	-	-	-	-	1,889	-	1,889

Loss for
the period	-	-	-	-	-	-	(13,891)	(13,891)

Balance,
September 30,
2013	510,691	$38,256	489,309	$27,684	$65,940	$2,525	$(163,134)	$ (94,669)

See accompanying notes to condensed consolidated interim financial statements.

RENIN CORP.

Condensed Consolidated Interim Statements of Cash Flows

(Expressed in thousands of U.S. dollars)

Nine months ended September 30, 2013 and 2012

(Unaudited)

	2013	2012

Cash provided by (used in):

Operating activities:
Loss for the period	$(13,891)	$(7,019)
Items not involving cash:
Amortization of property, plant and equipment	198	319
Amortization of intangible assets	265	254
Change in deferred gain on sale leaseback	(215)	(169)
Amortization of deferred financing fees	118	167
Unrealized foreign exchange loss (gain)	1,878	(1,588)
Interest capitalized on long-term debt	11,307	9,176
Change in non-cash operating working capital (note 11)	1,147	(3,571)
	807	(2,431)

Financing activities:
Operating loan	(1,594)	2,274
Repayment of capital lease obligations	(16)	(3)
	(1,610)	2,271

Investing activities:
Purchase of property, plant and equipment	(19)	(40)
Decrease in cash and cash equivalents	(822)	(200)

Cash and cash equivalents, beginning of period	1,867	1,695

Cash and cash equivalents, end of period	$1,045	$1,495

Supplemental cash flow information:
Interest paid	$558	$652
Income taxes paid	-	-

Supplemental disclosure of non-cash transaction:
Property, plant and equipment purchased through
capital leases	-	39

See accompanying notes to condensed consolidated interim financial statements.

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

1.Basis of presentation:

Renin Corp. ("Renin" or the "Company") is a private company incorporated under the laws of Ontario and formed by the amalgamation of Home Decor Canada Inc. and DSH Group Inc.  The primary business activity is manufacturing and selling mirrored closet doors and wall decor products to do-it-yourself retailers.

The condensed consolidated interim financial statements include the accounts of the Company and its subsidiaries, all of which are wholly owned, including Renin Corp. U.S., DSH Europe Ltd. and Kingstar Products (Western) Limited.  All significant intercompany transactions and balances have been eliminated upon consolidation.  The Company has no involvement with variable interest entities.

2.Significant accounting policies and going concern:

(a)Going concern:

The condensed consolidated interim financial statements have been prepared on a going concern basis, which assumes the realization of assets and settlement of liabilities in the normal course of business.  The Company has suffered recurring losses from operations and has a net stockholders' deficiency that, at September 30, 2013 and prior to the sale discussed below, raised substantial doubt about its ability to continue as a going concern.

Subsequent to September 30, 2013, on October 30, 2013, the Company and its subsidiaries completed the sale of substantially all of their assets (note 12) for cash consideration of approximately Cdn. $14,900 (U.S. $14,500), subject to certain potential adjustments.  Pursuant to the terms of the asset purchase agreement, certain trade accounts payable and accrued expenses of the Company and its subsidiaries estimated at approximately $9,000 were assumed by the purchasers.  The purchasers also assumed all capital lease obligations and all operating lease obligations, except with respect to one production facility.

 At the closing date, approximately Cdn. $1,750 (U.S. $1,700) of the sale proceeds were placed in escrow pending final determination of the working capital adjustment, if any, and final resolution of any indemnification obligations of the Company and its subsidiaries.

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

2.Significant accounting policies and going concern (continued):

Approximately $9,270 of the proceeds from the sale were used to repay and discharge the obligations on the operating loan (notes 4 and 12) and term loan (notes 5 and 12), and $1,040 of the proceeds were placed in trust to settle transaction cost liabilities relating to the sale and certain liabilities that were not assumed by the purchasers (note 12).  The remaining proceeds of $2,490 were disbursed to the secured subordinated debt holders (notes 6 and 12).

As the Company and its subsidiaries have sold substantially all of their assets, following the closing of the sale and the disbursement of the proceeds discussed above, the Company's principal source of cash available to satisfy its obligations is the amount held in trust of $1,040, which is restricted as to its use, and potentially the sale proceeds of Cdn. $1,750 (U.S. $1,700) which are held in escrow.  These amounts are significantly less than the Company's outstanding liabilities, and the Company will be unable to fully repay the secured subordinated debt (note 6), or repay its remaining liabilities, including the unsecured subordinated debt (note 6), or meet certain other obligations, including redeeming the Series 1 or Series 2 preference shares should the holder require the Company to redeem the shares (notes 7 and 12).

The conditions noted above result in substantial doubt about the Company's ability to continue as a going concern.  These condensed consolidated interim financial statements do not include the adjustments that would be necessary should the Company be liquidated and unable to continue as a going concern, nor do they reflect any costs which may be incurred should the Company be liquidated, nor any income which may arise in the future from any extinguishment of debt or other liabilities.

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

2.Significant accounting policies and going concern (continued):

(b)Significant accounting policies:

(i)Basis of preparation:

The condensed consolidated interim financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").

The condensed consolidated interim financial statements should be read in conjunction with the Company's December 31, 2012 audited consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States.

In the opinion of management, the condensed consolidated interim financial statements reflect all adjustments which are necessary for the fair presentation of the results for the interim periods presented.

(ii)Use of estimates:

The preparation of condensed consolidated interim financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the condensed consolidated interim financial statements and the reported amounts of revenue and expenses during the periods.  Significant items subject to such estimates and assumptions include the carrying amount of property, plant and equipment, intangible assets, inventories, allowance for doubtful accounts receivable and valuation allowance for deferred tax assets.  Actual results could differ from those estimates.

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

2.   Significant accounting policies and going concern (continued):

(iii)Newly adopted accounting standards:

Disclosures about Offsetting Assets and Liabilities:

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11").  ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of financial statements to understand the effect of those arrangements on its financial position, and to allow investors to better compare financial statements prepared under U.S. GAAP with financial statements prepared under International Financial Reporting Standards.  The Company adopted the provisions of ASU 2011-11 as of January 1, 2013.  There was no impact to the condensed consolidated interim financial statements as a result of the adoption of ASU 2011-11.

(iv)Recently issued accounting standards:

(a)

In March 2013, the FASB issued ASU 2013-05, Foreign Currency Matters (Topic 830):  Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity.  This ASU addresses the accounting for the cumulative translation adjustment when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity.  For nonpublic entities, the ASU is effective for fiscal years beginning after December 15, 2014, and interim periods and annual periods thereafter.  Early adoption is permitted.  The Company has not yet determined the impact of ASU 2013-05.

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

2.        Significant accounting policies and going concern (continued):

(b)In April 2013, ASU 2013-07 Presentation of Financial Statements (Topic 205): Liquidation Basis of Accounting was issued.  This standard provides guidance to entities about how and when to apply the liquidation basis of accounting.  The ASU requires an entity to prepare its financial statements using the liquidation basis of accounting when liquidation is imminent.  Applying the liquidation basis of accounting requires an entity to measure its assets at the estimated amount of cash it expects to collect and its liabilities at the amount otherwise prescribed under U.S. GAAP.

The ASU is effective for entities that determine liquidation is imminent during annual reporting periods beginning after December 15, 2013, and interim reporting periods within those annual periods.  An entity preparing its financial statements on a going-concern basis at the effective date that is required to use the liquidation basis of accounting is required to account for any differences between its existing measurements and the measurements under the ASU through a cumulative-effect adjustment.  Early adoption is permitted.  The Company has not yet determined the impact of this ASU.

(c)In July 2013, FASB issued ASU 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists.  This ASU requires an entity to present an unrecognized tax benefit as a reduction of a deferred tax asset for a net operating loss ("NOL") carryforward, or similar tax loss or tax credit carryforward, rather than as a liability when (1) the uncertain tax position would reduce the NOL or other carryforward under the tax law of the applicable jurisdiction and (2) the entity intends to use the deferred tax asset for that purpose. The ASU does not require new recurring disclosures.  It is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2014.  Early adoption and retrospective application are permitted.  The Company does not expect that this ASU will have a material impact on its consolidated financial statements.

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

3.Inventories:

	September 30, 2013	December 31, 2012

Raw materials	$5,236	$4,940
Work in progress	356	72
Finished goods	3,110	5,495

	$8,702	$10,507

Inventories as at September 30, 2013 are net of reserve for slow moving and obsolete inventory of $1,173 (2012 - $1,446).

4.Operating loan:

The Company has a $20,000 committed revolving credit facility to finance the day‑to‑day working capital requirements of the Company, maturing on October 31, 2013.  The availability under this facility is determined on a weekly basis, based on eligible accounts receivable and inventory subject to a maximum availability of $18,500.  Advances under this facility are available by way of Canadian base rate advances, U.S. base rate advances and LIBOR advances, as defined in the Credit Agreement.  Interest on the Canadian base rate advances will be at a rate per annum equal to the sum of (a) greater of (i) Canadian prime rate in effect during the interest period, or (ii) the bankers' acceptance rate in respect of a 30‑day interest period plus 4.50%; plus (b) 3.25%.  Interest on the U.S. base rate advances will be at a rate per annum equal to the sum of (a) the U.S. base rate in effect during the interest period; plus (b) 3.25%.  Interest on the LIBOR advances will be at a rate per annum equal to the sum of (a) the LIBOR rate in effect during the interest period; plus (b) 4.50%.  Interest on the Canadian base rate advances, U.S. base rate advances, and LIBOR rate advances are payable monthly and in arrears.  The operating loan is secured by general security agreements, constituting a first ranking charge on trade accounts receivable and inventories and a second ranking charge on certain real property.

The operating loan agreement restricts annual capital expenditures to a maximum of $2,100 and contains certain non-financial covenants.  In addition, the agreement restricts liens and disposition of assets unless prior approval is obtained.  The Company is required to maintain

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

minimum cash flow levels calculated on a quarterly basis.  Cash flow is defined as earnings before interest, taxes, depreciation and amortization, less capital expenditures.

 4.Operating loan (continued):

Interest expense on the operating loan for the nine months ended September 30, 2013 was $332 (2012 - $402).

Subsequent to September 30, 2013 and in connection with the Company's sale of substantially all of their assets (note 12), the operating loan was repaid in full.

 5.Term loan:

The Company has a $4,000 secured term loan, bearing interest at bank prime rate plus 4.0%.  The interest is payable monthly with principal repayment due on October 31, 2013.

The debt agreement restricts annual capital expenditures to a maximum of $2,100 and contains certain non-financial covenants.  In addition, the agreement restricts liens and disposition of assets unless prior approval is obtained.  The Company is required to maintain minimum cash flow levels calculated on a quarterly basis.  Cash flow is defined as earnings before interest, taxes, depreciation and amortization, less capital expenditures.

The term loan was secured by general security agreements, constituting a first ranking charge on trade accounts receivable and inventories and a  second ranking charge on certain real property.

Interest expense on the term loan for the nine months ended September 30, 2013 was $136 (2012 - $140).

Subsequent to September 30, 2013, and in connection with the Company's sale of substantially all of its assets (note 12), the term loan was repaid in full.

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

6.Long-term debt:

	September 30,	December 31,
	2013	2012

Secured subordinated debt, bearing
payment-in-kind interest at 90-day LIBOR
plus 18.0%, accrued monthly, principal
repayment and unpaid interest due at
maturity on November 21, 2014	$80,226	$69,606
Unsecured subordinated debt, bearing
payment-in-kind interest at 20.0%, accrued
monthly, principal repayment and unpaid
interest due at maturity on November 21, 2014	5,379	4,692
	85,605	74,298
Less deferred financing costs	17	135

	$85,588	$74,163

Interest expense on long-term debt for the nine months ended September 30, 2013 was $11,361 (2012 - $9,157).

The secured subordinated debt agreements are secured by a first ranking charge on the property,  plant and equipment and second charge on the remaining assets.  The secured and unsecured agreements restrict liens and disposition of assets unless prior approval is obtained.

Pursuant to the subordinated debt agreements, monthly interest payments are postponed and the amounts added to principal until maturity, except when the Company's liquidity, as defined, exceeds $2,000 and the fixed charge ratio is greater than or equal to one.  If both of these conditions are met, the Company would be required to pay out one month's interest limited to liquidity in excess of the $2,000 threshold.  If these conditions are met, the interest rate will decrease to LIBOR plus 11.5% for the respective month.  During the nine months ended September 30, 2013 and 2012, these conditions were not met.

 In addition, certain subordinated debt holders agreed to reduce the payment-in-kind interest dollar for dollar by any cash expenses paid for by the Company related to a leased property.

Subsequent to September 30, 2013, in connection with the Company's sale of substantially all of its assets (note 12), the Company repaid a portion of the long-term debt.

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

 7.Redeemable preferred stock:

	September 30,	December 31,
	2013	2012

Authorized:
Unlimited Series 1 preference shares
Unlimited Series 2 preference shares
Issued and outstanding:
59,554 Series 1 preference shares
(redemption value - $12,272, Cdn. $12,644)	$ 8,021	$ 8,021
31,307 Series 2 preference shares
(redemption value - $6,380, Cdn $6,573)	4,375	4,375

	$ 12,396	$ 12,396

The Series 1 and Series 2 preference shares have no voting rights, are entitled to an 8% cumulative annual dividend compounded quarterly, payable in cash or in kind at the discretion of the Board of Directors.  The Series 1 and Series 2 preference shares are contingently convertible, at the option of the stockholder, into Class A common shares and Class B common shares, respectively, and are contingently redeemable at the option of the stockholder, as described below.

(a)Contingent conversion feature:

At the option of the holder, just prior to a change of control, as defined in the Series 1 and Series 2 preference share agreement, the Series 1 and Series 2 preference stockholder shall be entitled to convert the whole or any part of the preference shares.  Each Series 1 and Series 2 preference share is convertible into 1.5464 Class A common shares and 1.5464 Class B common shares, respectively, plus an additional number of Class A common shares and Class B common shares, respectively, equal to 1.5464 multiplied by the amount of all dividends which have at the relevant time accrued thereon but which have not then been declared, divided by Cdn. $150 per share.

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

7.Redeemable preferred stock (continued):

(b)Contingent redemption feature:

At the option of the holder and only in the event of a change of control, as defined in the Series 1 and Series 2 preference share agreement, the Series 1 and Series 2 preference stockholders shall be entitled to require the Company to redeem the whole or any part of the preference shares for Cdn. $150 per share, plus an amount equal to all dividends which have at the relevant time accrued thereon but which have not then been declared or paid up to but excluding the redemption date.

 The Company has classified the Series 1 and Series 2 preference shares as temporary equity.

At September 30, 2013, the Company does not consider it probable that the preference shares will become redeemable as the Company had not entered into a binding agreement that would constitute a change in control.

Accumulated unpaid dividends on the Series 1 and Series 2 preference shares amounted to $5,423 (Cdn. $5,588) (December 31, 2012 - $4,769 (Cdn. $4,745)).

Subsequent to September 30, 2013, in connection with the Company's sale of substantially all of its assets (note 12), the Series 1 and Series 2 preference shares became redeemable at the option of the holder.

8.Related party transactions:

The Company leases a building from a company controlled by certain stockholders of the Company.  Rent paid during the nine months ended September 30, 2013 was $440  (2012 - $449).  These transactions are recorded at the exchange amount, being the amounts agreed to by the related parties.

As at September 30, 2013, subordinated debt (note 6) owing to stockholders totalled $33,313 (December 31, 2012 - $28,898).  The related interest expense recorded during the period totalled $4,415 for the nine months ended September 30, 2013 (2012 - $3,594).

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

9.Contingencies and commitments:

(a)In the ordinary course of business activities, the Company may be contingently liable for litigation and claims.  Management believes that the resolution of such litigation and claims, if any, will not have a material adverse effect on the condensed consolidated interim financial statements of the Company.

(b)The minimum annual lease payments under long-term operating leases for premises and equipment for the next five fiscal years are as follows:

2013	$676
2014	2,280
2015	1,782
2016	398
2017	3

$5,139

10.Guarantee:

The Company has provided a guarantee as at September 30, 2013 to a maximum of $44  (December 31, 2012 - $43) issued to satisfy United States worker's compensation claims.

11.Condensed consolidated interim statements of cash flows:

The change in non-cash operating working capital consists of the following:

	2013	2012

Trade accounts receivable	$(600)	$ (1,919)
Inventories	1,805	(1,742)
Prepaid expenses and other deposits	(56)	84
Accounts payable	(477)	(3,435)
Accrued expenses	475	3,441

	$1,147	$ (3,571)

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

12.Subsequent events:

The Company has evaluated subsequent events from the balance sheet dates through to January 7, 2014,  the date at which the condensed consolidated interim financial statements were available to be issued.

(a)Asset purchase agreement:

(i)Following an agreement entered into by the Company on October 21, 2013, on October 30, 2013, the Company and its subsidiaries completed the sale of substantially all of their assets at approximately book value to Renin Acquisition US Corp. and Renin Acquisition Canada Corp., indirect subsidiaries of Renin Holdings LLC, a newly formed joint venture entity beneficially owned by BBX Capital Corporation and BFC Financial Corporation, for approximately Cdn. $14,900 (U.S. $14,500) of cash consideration.  The sold assets include, among other things, trade accounts receivable, inventories, property, plant and equipment, and intellectual property and other intangible assets with an estimated aggregate carrying value of approximately $22,000.

In addition to acquiring the assets, certain trade accounts payable and accrued expenses of the Company and its subsidiaries estimated at approximately $9,000, which represent ordinary course business obligations incurred by the Company and its subsidiaries prior to the closing, all capital lease obligations, and all operating leases, except with respect to one production facility, were assumed by the purchasers.  Obligations related to one of the Company's leased properties in the U.S., income tax payments and refunds, the operating loan (note 4), term loan (note 5) and subordinated debt (note 6) were excluded from the agreement and retained by the Company.

The proceeds from the sale are subject to certain potential post-closing adjustments based on working capital as of October 30, 2013 and certain contractually provided indemnities by the Company and its subsidiaries.  At the closing date, approximately Cdn. $1,750 (U.S. $1,700) of the sale consideration was placed in escrow pending final determination of the working capital adjustment, if any, and final resolution of any indemnification obligations of the Company and its subsidiaries.

In conjunction with the sale, the secured subordinated debt holders provided their consents to release all liens on the purchased assets.

RENIN CORP.

Notes to Condensed Consolidated Interim Financial Statements (continued)

(Expressed in thousands of U.S. dollars, except per share amounts)

Nine months ended September 30, 2013 and 2012

(Unaudited)

12.Subsequent events (continued):

(ii)In connection with aforementioned sale transaction, the proceeds from the sale were disbursed as follows:

Repayment of operating and term loans
(notes 4 and 5)	$9,270
Amount held in trust to disburse for
professional fees and certain costs
as previously agreed upon by the
Company and the purchasers	1,040
Disbursement to the secured subordinated
debt holders (note 6)	2,490
Amount held in escrow until resolution
of the working capital adjustment	1,700
$14,500

 (b)Preference shares:

In connection with the asset purchase agreement noted above, the Series 1 and Series 2 redeemable preference shares became redeemable at the option of the holder and the Company adjusted the carrying amount of the Series 1 and Series 2 redeemable preferred stock to their full redemption value of $18,500 (Cdn. $19,310), including all unpaid and accrued dividends as described in note 7.